Note 2 - Liquidity	12 Months Ended
Dec. 31, 2015
Notes to Financial Statements
Liquidity and Going Concern [Text Block]
NOTE 2                 LIQUIDITY

As shown in the accompanying consolidated financial statements, the Company incurred a net loss of $1,023,422 and $302,481 for the years ended December 31, 2015 and 2014, respectively. The Company has incurred losses since inception resulting in an accumulated deficit of $6,306,297 as of December 31, 2015, and has had negative cash flows from operating activities. The Company anticipates further losses in the development of its business. Additionally, the Company had a net working capital deficiency of $675,015 at December 31, 2015.

The Company intends to finance its activities through managing current cash and cash equivalents on hand and seeking additional funds raised in the future through the issuance of common stock, borrowing of funds or merging with another company (see Note 11). Subsequently in February 2016 through April 2016, the Company raised total gross proceeds $4,635,575 (net proceeds of $4,283,438) through a private offering of Series B Preferred Stock. As a result, the Company expects its cash to sustain its operations through the end of 2017. In the next 12 months, the Company expects to burn cash of approximately $2,691,000. In addition to the above capital raise, the Company will need to raise additional funds. However, there can be no assurance that financing will be available when required or if available, obtained on satisfactory terms to the company.